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R F I E L D   T R I A R C

Capital Corp.

NAREIT Conference

June 7, 2007

EXHIBIT 99.1

Important General Information

Some of the statements herein are “forward looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, targeted returns, plans, goals and other events which have not yet occurred.
These forward looking statements involve risks and uncertainties, including statements as to:

higher than expected prepayment rates on the mortgages underlying our mortgage securities holdings;

our inability to obtain favorable interest rates or margin terms on the financing that we need to leverage our positions;

increased rates of default on our loan portfolio, and decreased recovery rates on defaulted loans;

flattening or inversion of the yield curve, reducing our net interest income on our financed mortgage securities positions;

our inability adequately to hedge our holdings sensitive to changes in interest rates;

narrowing of credit spreads, thus decreasing our net interest income on future credit investments;

changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy;

lack of availability of qualifying real estate-related investments;

disruption in the services we receive from our Manager, such as loss of key personnel;

our inability to continue to issue collateralized debt obligation vehicles;

adverse changes in accounting principles, tax law, or legal requirements;

competition with other REITs for investments with limited supply; and

changes in the general economy or the debt markets in which we invest.

These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to various risks, uncertainties and other factors.  Our actual results, performance and achievements may differ materially from those expressed or implied by such forward looking statements, as well as from past results.  Many important factors could affect our future results, causing them to differ materially from those expressed or implied in the forward looking statements herein. All future written and oral forward-looking statements relating to us are expressly qualified in their entirety by the above cautionary statements.  New risks and uncertainties arise from time to time, and we cannot predict their effect on us.

All of the statements herein are qualified in their entirety by the risk factor and other disclosures contained in our 2006 Form 10-K and reports on Form 10-Q.  We assume no obligation to update the information herein.

Featured Presenters

Jonathan Trutter, CEO of DFR

Chief Investment Officer of Deerfield Capital Management LLC

Former Managing Director at Scudder Kemper Investments

Additional Management Attendees

Robert Grien, President of DFR

Diversified Background in Leveraged Finance

Former Chief Credit Officer of DLJ Investment Banking

Rick Smith, CFO of DFR

Dedicated Chief Financial Officer for DFR

Previously Director of Accounting and Financial Reporting at JPMorgan Chase

Aaron Peck, Managing Director

Senior Portfolio Manager for DFR

Previously at Black Diamond Capital Management, Citigroup and Merrill Lynch

Jim Snyder, Managing Director, Mortgages

Director of Mortgage Investing for DFR

Former Head of Mortgage Group at American Express

DEERFIELD TRIARC
Capital Corp.

DEERFIELD
CAPITAL MANAGEMENT LLC

Strategic Fit—Internalize Portfolio Management

Diversified financial company that expects to

generate attractive returns

Flexible tax-advantaged structure with ability to

employ leverage

Blends a lower risk mortgage strategy with

alternative fixed income investments

Further diversification into alternative assets is

expected to enhance portfolio yields and returns

Well-established SEC-registered fixed income

alternative asset manager

Fee-based business model with strong growth

potential

Manages a variety of fixed income-focused

vehicles, including CDOs, hedge funds,

separate accounts and DFR

Diverse fixed income expertise across

corporate credit, ABS, mortgages and

government bonds

Capital appreciation potential through

enhanced growth and higher potential for

multiple expansion

Comprehensive fixed income-focused

alternative asset management platform

Highly scalable business model

Diversification of revenue streams

Efficient operating structure

Expands targeted investor base

Internalize Portfolio Management

Revenues driven by investment income

Revenues driven by third-party fee streams

Growth and revenue diversification

DFR acquisition of DCM

Internalizes management

Fully aligns interest of management with its shareholders

Catalyst to grow earnings multiple

Creates more efficient cost structure

Diversifies and expands revenue streams

Accelerates growth in fee-based, non-capital-intensive business lines

Enhances the ability to launch and seed new products

Faster transition from mortgage-related assets to higher-yielding alternative assets

Potentially accretive to ROE, adjusted cash earnings    and cash
available for dividends

Enhances the ability to attract and retain talented people

 (1)

(1) Reflects taxable net income plus non-cash purchase accounting amortization expense.

Compelling Strategic Rationale

DEERFIELD TRIARC
Capital Corp.

DEERFIELD
CAPITAL MANAGEMENT LLC

DEERFIELD TRIARC Capital Corp.

DFR + DCM:  A Powerful Combination

2006A Revenues:  $97.3M

2006A Revenues:  $92.4M

Net Interest
Income
from
Alternative
Assets
42.7%

Net Interest
Income
from RMBS
52.9%

Other
4.4%

Base
Management
Fees(1)
62.4%

Incentive
Fees(1)
33.2%

(1)    Including fees from DFR.

(2)    Excluding fees from DFR.

Alternative
Assets
24.3%

Base
Management
Fees(2)
24.6%

Incentive
Fees(2)
16.0%

Other
4.9%

RMBS
30.2%

Other
4.4%

PF 2006 Revenues:  $170.7M(2)

Pro Forma AUM Base

Diversified Assets Under Management

Planned continued expansion into long-term/permanent capital vehicles will continue to diversify AUM and increase stability of cash flows

(1)    For the year ended December 31, 2006.

CLOs
18.5%

Hedge Funds
4.2%

RMBS
36.3%

Alternative Assets
5.0%

CDOs
34.5%

Managed Accounts
1.6%

AUM by Product(1)

15.0%

19.2%

27.6%

36.0%

44.4%

52.8%

61.2%

69.6%

78.0%

86.4%

94.8%

 $50.0   $100.0   $200.0   $300.0   $400.0  $500.0 $600.0 $700.0  $800.0 $900.0  $1000.0

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

70.0%

80.0%

90.0%

100.0%

Assumed Total Fund Size

Seeding New Products Can Enhance
Return on Investment

1 Targeted returns are estimates and not assurances. They are based on various assumptions, such as the continuation of historical returns of particular asset classes, which may prove to be incorrect.  Return on Seed Investment to DFR is calculated prior to any added costs including additional staffing needs, marketing costs or other costs associated with launching new products, some of which may be significant.

Assumed DFR Seed Investment:

50.0

$

Targeted Gross Return:

   1

15%

Base Management Fee:

1.50%

Incentive Fee:

20.00%

Total Return on Seed Investment (including fees) 1

Dividend Payout – Attractive Current Yield

1st quarter annualized dividend - $1.68 per share

Current yield on 1st quarter annualized dividend rate = 10.4%1

LTM 3/31/07 total dividends2 – $1.62 per share

Current yield on LTM dividend rate = 10.0%1

Capital Appreciation Potential Through Multiple
Expansion

Current price to book3 – 1.21x

Average price to book for our current peer group4 –1.78x

Current Trading Metrics

1 Based on closing share price of $16.20 on May 31, 2007.

2 Represents last 4 dividends paid and/or announced.  Dividends were paid on 8/28/06, 11/27/06, 1/30/07 and 5/30/07.

3 Based on closing share price of $16.20 on May 31, 2007 and Stockholders’ Equity at March 31, 2007.

4 Based on closing share prices on May 31, 2007.   Peer group in our judgment includes  CSE, KFN, NCT, RSO and SFI.  Source:  Bloomberg

DEERFIELD TRIARC Capital Corp					

DEERFIELD TRIARC Capital Corp

Our Unique Positioning Sets Us Apart

YES

YES

YES

YES

NO

YES

Tax Efficient
Structure

1.1x

1.4x

1.8x

1.5x

1.9x

1.2x

Average P/B 2

YES

YES

YES

YES

NO

Efficient, Low
Cost Operating
Structure

YES

YES

YES

YES

NO

YES

YES

Balance Sheet
Flexibility

HIGH

MODERATE

LOW

LOW

MODERATE

LOW

Interest Rate
Exposure

NO

YES

YES

YES

YES

YES

Credit
Infrastucture

NO

NO

YES

YES

YES

YES

Diversification
Across
Industries

NO

NO

NO

NO

MODERATE

YES

Diversification
Across Asset
Classes

NO

YES

YES

YES

YES

Potential to
Create Franchise
Value

NO

YES

YES

YES

YES

YES

Proprietary
Origination
Network

Agency
Mortgage REITs

Residential
Mortgage REITs

Commercial
Mortgage REITs

Business
Development
Companies

Specialty Finance
Companies

NLY, ANH, CMO,
LUM, MFA

AHM, RWT, TMA

ACAS, AINV, ALD,
ARCC, GLAD, MCGC

ACF, CIT,

GMT, NNI

DFR

Tickers

YES

ABR, CSE, GKK,

NCT, SFI, RAS

1

Low, Moderate and High ratings reflect subjective judgments.

2

P/B = Share Price divided by Book Value per Share.

Source:  Bloomberg data as of May 31, 2007

1

A Balanced Approach to Investing

Other

Alternative Assets:

Diversified Portfolio
Designed to
Limit Risks and

Enhance Returns

Real Estate:

Qualifying

Alternative Assets:

1 Targeted returns are estimates and not assurances.  They are based on various assumptions, such as the continuation of historical returns of particular asset classes,  which may prove to be incorrect.

  Targeted Equity Capital
  Allocation:  10-15%

  Targeted ROE:  15%1

  RMBS (Agency / AAA)

  CMBS

  Targeted Equity Capital

      Allocation:  35-45%

  Targeted ROE:  8-13%1

ABS held in CDO

CMBS

  CRE Loans /
   Mezzanine

  Bank Loans

  Public High Yield Bonds

  Mezzanine / Bridge Loans

  Equity (Preferred & Common)

Targeted Equity Capital

 Allocation:  45-50%

Targeted ROE:  20%+1

Supplemental Financial Information

1

Net Interest

Net

Net Interest

Net

Net Interest

Net

Income (2)

Return (3)

Income (2)

Return (3)

Income (2)

Return (3)

Net return on average investment:

RMBS

13,332

$

0.67%

14,292

$

0.71%

51,487

$

0.66%

Assets held in CLO (Market Square)

1,590

2.15%

1,699

2.31%

7,401

2.49%

ABS held in CDO (Pinetree) (5)

1,116

1.47%

1,054

1.38%

4,119

1.35%

Other alternative assets

10,489

8.54%

8,322

8.81%

30,001

10.24%

  Total net return before trust preferred securities

26,527

1.17%

25,367

1.12%

93,008

1.07%

Trust preferred securities

(2,687)

-0.12%

(2,455)

-0.11%

(6,325)

-0.07%

Total net return

23,840

$

1.05%

22,912

$

1.01%

86,683

$

1.00%

Return on

Return on

Return on

Average Net

Average Net

Average Net

Average Net

Average Net

Average Net

Investment

Investment

Investment

Investment

Investment

Investment

Net return on average net investment (4):

RMBS

596,720

$

8.94%

660,715

$

8.65%

626,141

$

8.22%

Assets held in CLO (Market Square)

24,000

26.50%

24,000

28.32%

24,000

30.84%

ABS held in CDO (Pinetree) (10)

12,000

37.20%

12,000

35.13%

12,000

34.33%

Other alternative assets

209,955

19.98%

145,906

22.81%

156,242

19.20%

842,675

$

11.32%

842,621

$

10.88%

818,383

$

10.59%

Year ended

December 31, 2006

December 31, 2006

March 31, 2007

Three months ended

      (1)  This table summarizes the more detailed effective rate and net return table found at www.deerfieldtriarc.com, in the Stockholder Information section under Presentations and Supplemental Information.  Footnote (1) to that table contains important qualifying information about the results shown above.

     (2)  Net interest income excludes all “Other income and gain (loss)” as well as “Expenses” reported in the Company’s Consolidated Statements of Operations.

     (3)  Net return on average investment is calculated by dividing Net interest income by the investment Average balance and the return is annualized.

     (4)  Net return on average net investment is calculated by dividing the Net interest income by the respective average net investment.  Average net investment is calculated for

                  RMBS and Other alternative assets by taking their investment Average balance less the respective debt Average balance.  Net investment for the Loans held in CLO and

                  ABS held in CDO is their initial equity of $24,000 and $12,000, respectively.  The Return on average net investment is annualized.

    (5)  Hedge ineffectiveness related to designated hedging activity increased (decreased) Interest expense by $(21), $(572) and $170 for the three months ended March 31, 2007,

                  December 31, 2006 and the year ended December 31, 2006, respectively.

Portfolio Breakdown – Total Invested Assets

($ in Millions)

Carrying Value as of March 31, 2007

Loans

Syndicated Bank Loans

1st Lien Loans

2nd Lien Loans

Subordinated Loans

Commercial Real Estate Loans

Asset-Backed Securities

High Yield Bonds

Common and Preferred
Equities

Opportunistic Mortgage
Investments

Credit Default Swaps

Other Investments

1 Does not include $2.7 million of total return swaps and credit default swaps on senior secured bank loans.  Numbers are reported gross of the
   $3.8 million of allowance for loan losses.

87.9%

3.7%

8.4%

Qualifying Alternative
Assets
$327.1

Alternative Assets1
$760.3

RMBS
$7,872.5

Proprietary Origination

  DFR has access to a vast array of investment opportunities

  DFR has a large universe of contacts from which to select what it considers the best opportunities

M&A

Boutiques

Investment
Banks

Hedge Funds

Trading
Desks

Financial
Sponsors

Entrepreneurs

Capital
Markets
Desks

Bank
Loans

Mezzanine

High
Yield

Private
Equity

Distressed
Debt

Alternative Investment Deployment

3/31/07 Portfolio

RMBS
65%

Alternative
30%

Qualifying
Alternative
Assets
5%

Current Estimated Equity Deployment

Once optimized, with a significant portion of equity allocated to alternative investments and the asset management platform, DFR has the potential to generate high teens dividend yield to investors at the current share price 1

1 Based on closing share price of $16.20 on May 31, 2007.

MBS Strategy Designed to Reduce Volatility

Interest rate and liquidity risk on MBS portfolio actively managed to limit volatility and preserve capital

$7.7 billion of repos at 3/31/07; agreements with 11 counterparties with weighted average borrowing rate of 5.32%

Partially hedged to reduce net duration on mortgage portfolio to 1 year or less - (0.09) years as of March 31st

Estimated impact on the fair value of our RMBS investments and interest rate swaps and floors at 3/31/07

Assumes rates instantaneously rise or fall by 100 basis points

Assumes no repositioning of portfolio in response to interest rate movement

Change In Interest Rates:

Fall 100 Basis

Points

Rise 100 Basis

Points

(In Thousands)

Net Portfolio Impact

(47,817)

$

(33,996)

$

Impact as a % of fair value of

RMBS portfolio at 3/31/07

-0.61%

-0.43%

Current RMBS Portfolio

As of March 31, 2007

1 Includes securities classified as both available-for-sale and trading.

2  Interest-only and principal-only strips represent solely the interest or principal portion of a security.  Therefore the par amount reflected should not be used as a comparison to fair value.

n /m -  not meaningful

The mortgage portfolio is dynamically managed to seek to take advantage of opportunities along the mortgage curve

The portfolio’s exposure to longer-maturity mortgages has increased, as flattened yield curve allows for cost-effective hedging

We remain opportunistic when reinvesting proceeds from prepayments

Par and

Percent

Weighted

Notional

Estimated

Percent

of Total

Average

Security Description (1)

Amount

Fair Value

of RMBS

Investments

Coupon

Hybrid Adjustable Rate RMBS:

   Rate reset in 1 year or less

423,898

$

424,884

$

5.4%

4.7%

4.42%

   Rate reset in 1 to 3 years

1,181,869

1,175,738

14.9%

13.1%

4.74%

   Rate reset in 3 to 5 years

3,362,783

3,358,251

42.7%

37.5%

5.20%

   Rate reset in 5 to 7 years

503,451

504,394

6.4%

5.6%

5.60%

   Rate reset in 7 to 10 years

419,562

414,710

5.3%

4.6%

5.26%

Fixed Rate RMBS:

   15 year

59,007

58,443

0.7%

0.7%

5.50%

   30 year

1,878,605

1,878,926

23.9%

21.0%

5.92%

Total hybrid and fixed rate RMBS

7,829,175

$

7,815,346

99.3%

87.2%

Other:

    Interest-only strips (2)

159,234

20,950

0.3%

0.2%

n/m

    Interest-only strips - trading (2)

1,209,038

9,364

0.1%

0.1%

n/m

    Interest-only and principal only strips (2)

59,420

26,836

0.3%

0.3%

n/m

Total other RMBS

1,427,692

$

57,150

0.7%

0.6%

Total RMBS estimated fair value

7,872,496

$

100.0%

87.8%

(In thousands)

DFR In Action!

Successful deployment of two
separate capital raises; portfolio
optimization continues on target

Applied CDO financing in multiple
asset classes achieving attractive
permanent financing. CDO’s
structured and managed by the
experienced professionals at Deerfield

Conservative mortgage strategy
dampened portfolio volatility and
limited mark to market impact during a
volatile period

Solid growth in dividends per share!

$0.23

$0.35

$0.30

$0.35

$0.36

$0.38

$0.40

$0.42

$0.42

$0.20

$0.25

$0.30

$0.35

$0.40

$0.45

1Q

2005

2Q

2005

3Q

2005

4Q

2005

1Q

2006

2Q

2006

3Q

2006

4Q

2006

1Q

2007

IPO June 2005

Our Goals

Optimize portfolio by increasing exposure to Alternative Assets and fee-based revenues associated with asset management

Increase proprietary deal flow in the Alternative Asset portion of our investment portfolio to 50-60%

Grow DFR’s exposure to Commercial Real Estate lending

Grow AUM by seeding new product launches

Achieve term funding for significant portion of Alternative Assets held in Wachovia Facility

Continue to generate attractive spread in RMBS portfolio, while maintaining low interest rate sensitivity

Financial Summary

Year Ended

March 31,

March 31,

June 30,

September 30,

December 31,

December 31,

2007

2006

2006

2006

2006

2006

Net Interest Income

23,840

$

22,923

$

21,139

$

19,709

$

22,912

$

86,683

$

Net Income

22,527

$

19,163

$

18,164

$

19,563

$

14,685

$

71,575

$

Net Income Per Share - Diluted (1)

0.44

$

0.37

$

0.35

$

0.38

$

0.28

$

1.39

$

Dividends Declared  Per Share

$          0.42

$            0.36

0.38

$

$              0.40

$             0.42

1.56

$

Estimated REIT Taxable Income Per

Share - Diluted (2)

$          0.44

$            0.40

0.41

$

$              0.41

$             0.45

1.67

$

Book Value (3)

$        13.40

$          13.69

13.13

$

$            13.78

13.32

$

13.32

$

Return on Adjusted Equity (4)

12.2%

10.3%

9.8%

10.6%

7.9%

9.6%

Invested Assets:

RMBS (5)

$  7,872,496

$   8,101,936

7,785,360

$

$      8,125,381

$    7,691,428

$     7,691,428

Alternatives

     1,087,354

         820,219

895,438

           980,645

        1,065,167

       1,065,167

Total (6)

$  8,959,850

$   8,922,155

$    8,680,798

$     9,106,026

$    8,756,595

$    8,756,595

Three months ended

(dollars in thousands, except share and per share data)

     (1)  Net income per share - diluted was calculated for each quarter and year-end on a stand-alone basis.

     (2)  Estimated REIT taxable income per share - diluted is a preliminary calculation, primarily because certain tax accretion calculations of original issue discount on interest-only securities are dependant on factors not yet provided by third parties, and therefore the final taxable income is subject to change.  The per share amount was calculated by using the respective year-end weighted average number of shares outstanding - diluted.

     (3)  Book value per share is calculated by taking stockholders’ equity divided by the total outstanding shares.

     (4)  Return on equity is calculated by dividing our net income by the weighted average net equity proceeds raised,

            which represents the proceeds from our initial private placement and initial public offerings, net of all underwriter discounts and commissions as well as direct offering costs.

     (5)  RMBS assets include both available-for sale and trading interest- and principal- only strip securities

     (6)  Excludes credit default swap  and total return swap derivatives

D

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R F I E L D   T R I A R C

Capital Corp.